UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement under Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

PACER INTERNATIONAL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed under Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Pacer International, Inc.

2300 Clayton Road, Suite 1200, Concord, CA 94520

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on Tuesday, May 5, 2009

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.pacer.com/annualmeeting.htm

This communication presents only an
overview of the more complete proxy
PACER INTERNATIONAL, INC.		materials that are available to you on the
Internet. We encourage you to access
and review all of the important
	BAR CODE RESTRICTED AREA	information contained in the proxy
materials before voting.

If you want to receive a paper or e-mail
copy of these documents, you must
request one. There is no charge to you
for requesting a copy. Please make your
request for a copy as instructed below
on or before April 21, 2009 to facilitate
timely delivery.

Dear Pacer International Shareholder:

The 2009 Annual Meeting of Shareholders of Pacer International, Inc. (the “Company”) will be held at the Company’s office at 6805 Perimeter Drive, Dublin, Ohio 43016, on Tuesday, May 5, 2009, at 2:00 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	to elect two directors to serve until the 2012 annual meeting of shareholders of the Company;
(2)	to ratify the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered accounting firm; and
(3)	to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.

Management recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on February 27, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
i

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number	g

44544

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on our website, www.pacer.com/annual meeting.htm.

Meeting Location:

The Company’s offices

6805 Perimeter Drive

Dublin, OH 43016

The following materials are available for you to review online:

•	the Company’s 2009 Proxy Statement (including all attachments thereto);
•	the Proxy Card;
•	the Company Annual Report for the year ended December 26, 2008 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)

Telephone:         1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),

Email:                 shrrelations@bnymellon.com

Internet:              http://www.pacer.com/annualmeeting.htm

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Pacer International are available to review at:

http://www.pacer.com/annualmeeting.htm

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above web site.

On the top right hand side of the website, click on “Vote Now - Registered Shareholders”

to access the electronic proxy card and vote your shares.

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